FOURTH AMENDMENT

                          Dated as of December 6, 1999

          This FOURTH AMENDMENT (this "Amendment") is among JACK IN THE BOX INC. (formerly Foodmaker, Inc.), a Delaware corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A. (successor to NationsBank of Texas, N.A.)), as L/C Bank (as defined in the Credit Agreement) and as agent (the "Agent") for the Lenders and the Issuing Banks thereunder.

                             PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998, as amended by the First Amendment, dated as of August 24, 1998, the Second Amendment, dated as of February 27, 1999 and the Third Amendment, dated as of September 17, 1999 (as so amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2. The Borrower has requested that the Lenders (i) amend the Credit Agreement to permit the Borrower to create Qualifying Subsidiaries (as defined below), (ii) amend Sections 6.01(k) and 6.02(i) of the Credit Agreement with respect to Qualifying Subsidiaries, and (iii) amend Section 6.02(g)(v) of the Credit Agreement with respect to the repurchase by the Borrower of its capital stock.

          3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

          "Qualifying Subsidiary" means any direct wholly-owned Subsidiary of the Borrower created on or after December 6, 1999 that is designated by the Borrower in writing to the Agent as a Qualifying Subsidiary; provided that, both before and immediately after giving effect to such designation, there shall be no default in the performance or observance of any agreement contained in
Section 6.02(o)."

          (b) Section 6.01(k) of the Credit Agreement is hereby amended by (i) inserting immediately following the words "Collateral Release Date" in the first and second lines thereof the words "(with respect to clauses (ii) through (vi) below) and at all times (with respect to clause (i) below)", and (ii) by deleting the words "(other than an Excluded Subsidiary or a Foreign Subsidiary)" as they appear in the third line thereof and substituting in lieu thereof the words "(other than an Excluded Subsidiary, a Qualifying Subsidiary or a Foreign Subsidiary)".

          (c) Section 6.02(g)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(v) the Borrower may acquire capital stock of the Borrower, provided that the aggregate purchase price for all such capital stock acquired on or after December 6, 1999 shall not exceed $40,000,000 in the aggregate and that at the time of and immediately after any such acquisition, the Borrower would not be in Default hereunder."

          (d) Section 6.02(i) of the Credit Agreement is hereby amended by deleting the words "(other than Excluded Subsidiaries)" as they appear in the first and second lines thereof and substituting in lieu thereof the words "(other than Excluded Subsidiaries or Qualifying Subsidiaries)".

          (e) Section 6.02 of the Credit Agreement is hereby amended by inserting immediately following Section 6.02(n) thereof the following new
Section 6.02(o):

          "(o) Qualifying Subsidiaries. (i) Permit, or permit any of its Subsidiaries to permit, any Qualifying Subsidiary to create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties of any character (whether now owned or hereafter acquired); (ii) permit, or permit any of its Subsidiaries to permit, any Qualifying Subsidiary to create, incur, assume or suffer to exist any Debt (other than Debt incurred by a Qualifying Subsidiary in the ordinary course of business to the state in which such Qualifying Subsidiary is organized in respect of franchise taxes and related fees payable by such Qualifying Subsidiary in an amount not to exceed $1,000 in the aggregate for any Qualifying Subsidiary); (iii) sell, lease, or otherwise transfer, or permit any of its Subsidiaries to sell, lease or otherwise transfer, any assets or property to any Qualifying Subsidiary or grant, or permit any of its Subsidiaries to grant, any option or other right to any Qualifying Subsidiary to purchase, lease or otherwise acquire any assets or property (except a capital contribution by the Borrower to a Qualifying Subsidiary in an amount not to exceed $2,000 in the aggregate for any Qualifying Subsidiary); (iv) make or hold, or permit any of its Subsidiaries to make or hold, any Investment in a Qualifying Subsidiary (except a capital contribution by the Borrower to a Qualifying Subsidiary in an amount not to exceed $2,000 in the aggregate for any Qualifying Subsidiary);or (v) create more than five Qualifying Subsidiaries."

          SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

          (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"); and

          (b) each of the representations and warranties in Section 3 below shall be true and correct.

          SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

          (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Amendment and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

          SECTION 4. Reference to and Effect on the Loan Documents.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

          SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                        JACK IN THE BOX INC. (successor to
                                        Foodmaker, Inc.), a Delaware corporation

                                        By:     HAROLD L. SACHS
                                                -------------------------
                                        Name:   Harold L. Sachs
                                        Title:  Vice President and Treasurer



                                        BANK OF AMERICA, N.A. as Agent

                                        By:     RICHARD G. PARKHURST, JR.
                                                -------------------------
                                        Name:   Richard G. Parkhurst, Jr.
                                        Title:  Managing Director



                                        Lenders
                                        BANK OF AMERICA, N.A.

                                        By:     RICHARD G. PARKHURST, JR.
                                                -------------------------
                                        Name:   Richard G. Parkhurst, Jr.
                                        Title:  Managing Director



                                        CREDIT LYONNAIS LOS ANGELES BRANCH

                                        By:     DIANNE M. SCOTT
                                                -------------------------
                                        Name:   Dianne M. Scott
                                        Title:  First Vice President
                                                and Branch Manager



                                        ROYAL BANK OF CANADA

                                        By:     JOHN  CRAWFORD
                                                -------------------------
                                        Name:   John Crawford
                                        Title:



                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:     LINDA WELKER
                                                -------------------------
                                        Name:   Linda Welker
                                        Title:  Vice President

                                  S-1 thru S-6

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:
                                        Name:
                                        Title:



                                        BANK ONE, TEXAS, N.A.

                                        By:     THOMAS R. FREAS
                                                -------------------------
                                        Name:   Thomas R. Freas
                                        Title:  Managing Director



                                        CIBC INC.

                                        By:
                                        Name:
                                        Title:



                                        MORGAN GUARANTY TRUST CO.

                                        By:     FRANCOIS BERTHELOT
                                                -------------------------
                                        Name:   Francois Berthelot
                                        Title:  Vide President



                                        SANWA BANK CALIFORNIA

                                        By:     L.D. HART
                                                -------------------------
                                        Name:   L.D. Hart
                                        Title:  Vice President



                                        NATEXIS BANQUE - BFCE

                                        By:     PEYMAN PARHAMI
                                                -------------------------
                                        Name:   Peyman Parhami
                                        Title:  Assistant Treasurer

                                        By:     IAIN A. WHYTE
                                                -------------------------
                                        Name:   Iain A. Whyte
                                        Title:  Vice President and
                                                Group Manager Corporate Finance

                                 S-7 thru S-12

                                     CONSENT

                          Dated as of December 6, 1999

          The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Fourth Amendment), each hereby consents and agrees to the foregoing Fourth Amendment and hereby confirms and agrees that (i) the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Fourth Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Fourth Amendment, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                                 CP DISTRIBUTION CO., a Delaware corporation,
                                 CP WHOLESALE CO., a Delaware corporation, and JACK IN THE BOX, INC., a New Jersey corporation

                                 By:    LAWRENCE E. SCHAUF
                                    -------------------------------------
                                      Name:  Lawrence E. Schauf
                                     Title:  Executive Vice President
                                             and Secretary

                                 FOODMAKER INTERNATIONAL FRANCHISING, INC., a Delaware corporation

                                 By:    HAROLD L. SACHS
                                    -------------------------------------
                                    Harold L. Sachs
                                    Vice President and Treasurer

                                        7